EXHIBIT 99.906CERT

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: The Universal Institutional Funds, Inc.

In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended June 30, 2007 that is accompanied by this certification, the undersigned hereby certifies that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 9, 2007	/s/Ronald E. Robison
Ronald E. Robison
Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to The Universal Institutional Funds, Inc. and will be retained by The Universal Institutional Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this report, but not being filed as part of this Report.

Certification Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: The Universal Institutional Funds, Inc.

In connection with the Report on Form N-CSR (the “Report”) of the above-named issuer for the period ended June 30, 2007 that is accompanied by this certification, the undersigned hereby certifies that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: August 9, 2007	/s/James Garrett
James Garrett
Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to The Universal Institutional Funds, Inc. and will be retained by The Universal Institutional Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this report, but not being filed as part of this Report.